EXHIBIT 10.17

AMENDMENT NO. 3 AND CONSENT NO. 3
TO REVOLVING CREDIT AGREEMENT

     AMENDMENT NO. 3 AND CONSENT NO. 3 (this “Amendment”), dated as of December 1, 2004, to the REVOLVING CREDIT AGREEMENT, dated as of August 20, 2003, by and among HAIGHTS CROSS OPERATING COMPANY (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), BEAR STEARNS CORPORATE LENDING, INC., as Syndication Agent (in such capacity, the “Syndication Agent”), and THE BANK OF NEW YORK (“BNY”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) as amended by Amendment No. 1 and Consent No. 1, dated as of January 26, 2004 and Amendment No. 2 and Consent No. 2, dated as of April 14, 2004 (and, as further amended from time to time, the “Credit Agreement”).

RECITALS

     I.     Unless defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

     II.     The Borrower has advised the Administrative Agent and the Lenders that it will be making a Permitted Acquisition consisting of the acquisition of substantially all of the assets of, and assumption of certain liabilities of, Options Publishing, Inc. (the “Options Acquisition”).

     III.     The Borrower has requested that the Administrative Agent and the Required Lenders:

          (a)     amend Section 7.2 of the Credit Agreement to permit (i) the Borrower to incur Indebtedness in the principal amount of $36,500,000 which will be (1) issued pursuant to the Senior Note Indenture and (2) evidenced by add-on senior notes (the “Add-On Senior Notes (2004)”), and (ii) the Subsidiary Guarantors to incur Guarantee Obligations with respect to the Add-On Senior Notes (2004).

          (b)     amend Section 7.2 of the Credit Agreement to permit (i) the Borrower to incur Indebtedness in the principal amount of $32,500,000 (the “Term Loans (2004)”) which will be (1) issued pursuant to a term loan agreement having substantially the same terms, conditions and covenants as the Term Loan Agreement (the “Term Loan Agreement (2004)”) and (2) evidenced by senior secured floating rate notes (the “Senior Secured Notes (2004)”) and (ii) the Subsidiary Guarantors to incur Guarantee Obligations with respect to the Indebtedness of the Borrower under the Term Loan Agreement (2004).

           (c)    amend Section 7.3 of the Credit Agreement to permit the Borrower to secure its obligations under the Term Loan Agreement (2004) and to permit the Subsidiary Guarantors to secure their Guarantee Obligations with respect thereto by security interests as “Parity Lien Debt” under and pursuant to the Collateral Trust Agreement.

      IV. The Administrative Agent and the Required Lenders have agreed to the Borrower’s requests on the terms and subject to the conditions set forth in this Amendment.

           Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1.   Amendments.

           (a) Section 1 of the Credit Agreement is hereby amended by adding, in appropriate alphabetical order, the following defined terms:

“Add-On Senior Notes (2004)” shall have the meaning assigned to such term in the Recitals of Amendments No. 3.

“Amendment No. 3” shall mean Amendment No. 3 and Consent No. 3 to Revolving Credit Agreement, dated as of December 1, 2004, among the Borrower, the Required Lenders, the Administrative Agent and the Syndication Agreement.

“Options Acquisition” shall have the meaning assigned to such term in the Recitals of Amendment No. 3.

“Senior Secured Notes (2004)” shall have the meaning assigned to such term in the Recitals of Amendment No. 3.

“Term Loan Agreement (2004)” shall have the meaning assigned to such term in the Recitals of Amendment No. 3.

“Term Loans (2004)” shall have the meaning assigned to such term in the Recitals of Amendment No. 3.

           (b) Section 7.2 of the Credit Agreement to add the following sub-sections (j) and (k):

“(j) Unsecured Indebtedness of the Borrower in a principal amount not to exceed $36,500,000 evidenced by the Add-On Senior Notes

(2004) issued pursuant to the Senior Note Indenture and unsecured Guarantee Obligations of any subsidiary Guarantor in respect of such Indebtedness, provided that prior to the incurrence of such Indebtedness and the Guarantee Obligations with respect thereto the Administrative Agent shall have received (i) a certificate of a Financial Officer of the Borrower attaching thereto true and complete copies of the Add-On Senior Notes and (ii) such other documents and information as the Administrative Agent may reasonably request and provided further that the proceeds of such Add-On Senior Notes (2004) are used solely for general corporate purposes and to finance Permitted Acquisitions (other than the Options Acquisition).

(k) Indebtedness of the Borrower in respect of the Term Loans (2004) issued pursuant to the Term Loan Agreement (2004) in a principal amount not to exceed $32,500,000, which may be secured so long as such indebtedness constitutes “Parity Lien Debt” under the Collateral Trust Agreement and all Liens securing such indebtedness are subordinate to the Liens in favor of the Secured Parties under the Security Documents as set forth in the Collateral Trust Agreement and Guarantee Obligations of any Subsidiary Guarantor in respect of such Indebtedness so long as such Guarantee Obligations constitute “Parity Lien Debt” under the Collateral Trust Agreement and any Liens securing such Guarantee Obligations are similarly subordinated, and in each case, Permitted Refinancings thereof, provided that prior to the incurrence of such Indebtedness and the Guarantee Obligations with respect thereto, the Administrative Agent (i) shall have received a certificate of a Financial Officer of the Borrower attaching thereto a true and complete copy of the Senior Secured Notes (2004) and the Term Loan Agreement (2004), (ii) shall have confirmed that the terms, conditions and covenants of the Term Loan Agreement (2004) are substantially identical to the terms, conditions and covenants, Term Loan Agreement, and (iii) the Indebtedness of the Borrower under the Term Loan Agreement and the Guarantee Obligation of the Subsidiary Guarantor with respect thereto are “Parity Lien Debt” under and are secured pursuant to the Collateral Trust Agreement and provided further that the proceeds of the Term Loans (2004) are used solely for general corporate purposes and to finance Permitted Acquisitions (other than the Options Acquisition).

(c) Section 7.3 of the Credit Agreement to add the following sub-section (n):

“(n) Liens to secure Indebtedness of the Borrower or any other Subsidiary incurred pursuant to Section 7.2(k); provided that such Indebtedness is “Parity Lien Debt” under the Collateral Trust Agreement and such Liens are subordinated to the Liens securing the Borrower’s Obligations hereunder and the Guarantee Obligations of the Subsidiary Guarantors in respect of such Obligations in the manner set forth in the Collateral Trust Agreement.”

(d) Section 7.9 of the Credit Agreement by deleting the text thereof and substituting therefore the following:

“Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds with respect to the Senior Notes, the Add-On Senior Notes, (2004), the Term Loans or the Term Loans (2004) other than pursuant to a Permitted Refinancing, or (b) amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver, or other change to, any of the terms of the Senior Notes, the Add-On Senior Notes, the Term Loan Agreement or the Term Loan Agreement (2004) (other than any such amendment, modification, waiver or other change that (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon and (ii) does not involve the payment of a consent fee).”

2.	Conditions to Effectiveness

This Amendment shall be effective as of December 1, 2004, provided that the following conditions are satisfied on or before December 31, 2004:

(i) the Administrative Agent shall have received this Amendment executed by a duly authorized signatories of the Borrower and each of the Guarantors and by each of the Required Lenders; and

(ii) the Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request (1) on or prior to December 1, 2004, with respect to any documents relating to the Senior Secured Notes (2004) and (2) on or prior to the date immediately preceding the making of the Term Loans (2004), with respect to any documents related thereto.

3.	Miscellaneous

(a) The Borrower hereby:

            (i)  acknowledges and reaffirms its obligations under, and confirms the validity and enforceability of, the Credit Agreement and the other Loan Documents;

            (ii)  represents and warrants that there exists no Default or Event of Default and no Default or Event of Default will result from the consummation of the transactions described in this Amendment; and

            (iii)  represents and warrants that the representations and warranties contained in the Credit Agreement (other than the representations and warranties made as of a specific date) are true and correct in all material respects on and as of the date hereof.

            (iv)  represents and warrants that (1) the Options Acquisition is a Permitted Acquisition under the proviso of clause (c) of the definition of Permitted Acquisition and (2) the purchase price for the Options Acquisition has or will be paid from the sources described in clause (A) of such proviso.

     (b)  Each of the Guarantors, by signing this Amendment, hereby:

            (i)  acknowledges and consents to the execution of this Amendment; and

            (ii)  acknowledges and reaffirms its obligations under, and confirms the validity and enforceability of, the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party.

     (c)  This Amendment may be executed in any number of counterparts and by facsimile, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

     (d)  This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict laws.

     (e)  The Borrower agrees to pay the reasonable fees and expenses of the Administrative Agent’s counsel in connection with this Amendment.

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HAIGHTS CROSS AMENDMENT NO. 3
      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

HAIGHTS CROSS OPERATING COMPANY

BY:	/s/ Paul J. Crecca

Name: Paul J. Crecca
Title: EVP & CFO

HAIGHTS CROSS AMENDMENT NO. 3

GUARANTORS:

HAIGHTS CROSS COMMUNICATIONS, INC.

By:	/s/ Paul J. Crecca

Name: Paul J. Crecca
Title: EVP & CFO

SUNDANCE/NEWBRIDGE EDUCATIONAL PUBLISHING, LLC

By:	/s/ Paul J. Crecca

Name: Paul J. Crecca
Title: VP

TRIUMPH LEARNING, LLC

By:	/s/ Paul J. Crecca

Name: Paul J. Crecca
Title: VP

RECORDED BOOKS, LLC

By:	/s/ Paul J. Crecca

Name: Paul J. Crecca
Title: VP

OAKSTONE PUBLISHING, LLC

By:	/s/ Paul J. Crecca

Name: Paul J. Crecca
Title: VP

HAIGHTS CROSS AMENDMENT NO. 3

CHELSEA HOUSE PUBLISHERS, LLC

By:	/s/ Paul J. Crecca

Name: Paul J. Crecca
Title: VP

THE CORIOLIS GROUP, LLC

By:	/s/ Paul J. Crecca

Name: Paul J. Crecca
Title: VP

W F HOWES LIMITED

By:	/s/ Neil Tress

Name: Neil Tress

Title: Secretary & Director

HAIGHTS CROSS AMENDMENT NO. 3

THE BANK OF NEW YORK
as a Lender and as Administrative Agent

By:	/s/ Steven J. Correll

Name: Steven J. Correll
Title: Vice President

HAIGHTS CROSS AMENDMENT NO. 3

BEAR STEARNS CORPORATE
LENDING INC., as a Lender and as
Syndication Agent

By:	/s/ Victor Bulzacchelli

Name: Victor Bulzacchelli
Title: Vice President

HAIGHTS CROSS AMENDMENT NO. 3

CIT LENDING SERVICES
CORPORATION, as a Lender

By:	/s/ Michael V. Monahan
	Name:	Michael V. Monahan
	Title:	Vice President